EXHIBIT 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 20-F, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Satélites Mexicanos, S. A. de C. V. (the “Company”) on Form 20-F for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Luis Fernando Stein Velasco, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ LUIS FERNANDO STEIN VELASCO
	Name:	Luis Fernando Stein Velasco
	Title:	Chief Financial Officer
June 28, 2010